UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):
August 1, 2008
IOMAI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-51709	52-2049149
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)
20 FIRSTFIELD ROAD
GAITHERSBURG, MD 20878
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(301) 556-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 1, 2008, Iomai Corporation (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that the Company’s shareholders approved the adoption and approval of the Agreement and Plan of Merger, dated as of May 12, 2008, among Intercell AG, a joint stock corporation incorporated under the laws of the Republic of Austria (“Intercell”), Zebra Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Intercell, and the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release of Iomai Corporation dated August 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMAI CORPORATION
Date: August 1, 2008	By:	/s/ Russell P. Wilson
		Name:	Russell P. Wilson
		Title:	Chief Financial Officer